UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)
New Jersey (State or other jurisdiction of incorporation)	001-00973 (Commission File Number)	22-1212800 (I.R.S. Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 8.01. Other Events

On December 6, 2017, Public Service Electric and Gas Company (“PSE&G”) completed a public offering of $350 million aggregate principal amount of its 3.600% Secured Medium-Term Notes, Series L, due December 1, 2047 (the “Notes”). The Notes were offered and sold by PSE&G pursuant to a registration statement on Form S-3 (File No. 333-221639) (the “Registration Statement”) and the related Prospectus dated November 17, 2017, Prospectus Supplement dated December 4, 2017, and Pricing Supplement dated December 4, 2017.

In connection with the commencement of its program for the issuance from time to time of up to $1,450,000,000 principal amount of its Secured Medium-Term Notes, Series L, PSE&G entered into a Distribution Agreement, dated September 7, 2016 (the “Distribution Agreement”), among PSE&G and the agents named therein. On December 4, 2017, PSE&G and such agents entered into Amendment No. 1 to the Distribution Agreement (“Amendment No. 1”) to reflect, among other things, the filing of the Registration Statement by PSE&G on November 17, 2017. Copies of the Distribution Agreement and Amendment No. 1 are attached hereto as Exhibits 1-2(a) and (b), respectively, and incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, PSE&G is filing herewith as Exhibit 5 an opinion of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation, addressing the legality of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

Exhibit 1-2(a)	Distribution Agreement, dated September 7, 2016, among PSE&G and the agents named therein relating to the Secured Medium-Term Notes, Series L (incorporated by reference to Exhibit 1-3(b) to the Current Report on Form 8-K filed by PSE&G on September 13, 2016 (File No. 001-00973)).

Exhibit 1-2(b)	Amendment No. 1 to the Distribution Agreement, dated December 4, 2017, among PSE&G and the agents named therein relating to the Secured Medium-Term Notes, Series L.

Exhibit 5	Opinion of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation, addressing the legality of the Notes.

Exhibit 23	Consent of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)
By:	/s/ Stuart J. Black
Stuart J. Black Vice President and Controller (Principal Accounting Officer)

Date: December 6, 2017

 3